BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 3 has been amended to read as follows: (please see attached). (attach additional page(s) if necessary)
6. Signature: (Required)	X /s/ Christopher Missling — President/CEO Signature of Officer or Authorized Signer — Title X ____________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Additional Page

Certificate of Amendment to Articles of Incorporation of Anavex Life Sciences Corp.

The number of authorized shares which the Corporation is entitled to issue is 200,000,000 shares of common stock having a par value of $0.001 per share and 10,000,000 shares of preferred stock having a par value of $0.001 per share. The Board of Directors shall have the authority to issue shares of preferred stock in one or more series, and shall have the authority to establish by duly adopted resolution such voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred shares as it deems necessary or advisable without any additional action by the Corporation's stockholders.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C1543-2004
Barbara K. Cegavske	Filing Number 20190168824-11
Secretary of State	Filed On 04/17/2019
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Anavex Life Sciences Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended to read as follows: The number of authorized shares which the Corporation is entitled to issue is 100,000,000 shares of common stock having a par value of $0.001 per share and 10,000,000 shares of preferred stock having a par value of $0.001 per share. The Board of Directors shall have the authority to issue shares of preferred stock in one or more series, and shall have the authority to establish by duly adopted resolution such voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred shares as it deems necessary or advisable without any additional action by the Corporation's stockholders.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Reset

090303

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number C1543-2004
Barbara K. Cegavske	Filing Number 20150442230-73
Secretary of State State Of Nevada	Filed On 10/06/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Anavex Life Sciences Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

400,000,000 shares of common stock having a par value of $0.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

100,000,000 shares of common stock having a par value of $0.001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

1-for-4 reverse stock split on outstanding common stock

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

None

7. Effective date and time of filing: (optional) Date: October 6, 2015 Time: 4:30 pm EST

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer CHRISTOPHER MISSLING, PHD, CEO

President/Chief Executive Officer

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 1-5-15

Reset

090204
*0902...

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number C1543-2004
Barbara K. Cegavske	Filing Number 20150139614-82
Secretary of State State Of Nevada	Filed On 03/27/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Anavex Life Sciences Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation of Anavex Life Sciences Corp. is hereby amended to read as follows:

Article 3. Shares: Number of shares with par value: 400,000,000 Par value: $0.001 Number of shares without par value: None

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: *Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.*

This form must be accompanied by appropriate fees.

Reset

090204
*0902...

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number C1543-2004
Barbara K. Cegavske	Filing Number 20150139614-82
Secretary of State State Of Nevada	Filed On 03/27/2015
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Anavex Life Sciences Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation of Anavex Life Sciences Corp. is hereby amended to read as follows:

Article 3. Shares: Number of shares with par value: 400,000,000 Par value: $0.001 Number of shares without par value: None

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: *Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.*

This form must be accompanied by appropriate fees.

Reset

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number C1543-2004
	Filing Number 20070528772-70
Secretary of State	Filed On 08/01/2007
State Of Nevada	Number of Pages 1

Termination of Filing Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Termination of Filing Pursuant to NRS 78.209

1. Name of corporation:

Anavex Life Sciences Corp.

2. Description of the certificate to be terminated:

Certificate of Change authorizing a 2.5:1 forward stock split.

3. *Filing date of* the original certificate with the Nevada Secretary of State: 07/19/2007

4. *Effective date,* as specified, on the certificate: 07/31/2007

5. Upon the filing of this certificate with the Nevada Secretary of State the effectiveness of the certificate has been terminated.

6. Officer Signature **(Required)**: X ____________________
Signature

Harvey Lalach, President

FILING FEE $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C1543-2004
	Filing Number 20070494401-61
Secretary of State	Filed On 07/19/2007
State Of Nevada	Number of Pages 1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Anavex Life Sciences Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

150,000,000 common shares at $0.001 par value

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

375,000,000 common shares at $0.001 par value

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The Corporation shall issue 2.5 shares of common stock for every one share of the common stock issued and outstanding after the effective date of the forward stock split.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares will be issued

7. Effective date of filing (optional): 7/31/07

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X ______________ President

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number C1543-2004
[signature]	Filing Number 20070020470-62
Secretary of State	Filed On 01/10/2007
State Of Nevada	Number of Pages 10

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.

THRIFTY PRINTING INC.
Name of *merging* entity

Nevada
Jurisdiction

Corporation
Entity type *

ANAVEX LIFE SCIENCES CORP.
Name of *merging* entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of *merging* entity

Jurisdiction

Entity type *

Name of *merging* entity

Jurisdiction

Entity type *

and,

THRIFTY PRINTING INC
Name of *surviving* entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.

CW10191211

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190):

Attn: ______________________

c/o: ______________________

____

____

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4. Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from:

THRIFTY PRINTING INC.
Name of *merging* entity, if applicable

ANAVEX LIFE SCIENCES CORP.
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or:

THRIFTY PRINTING INC
Name of *surviving* entity, if applicable

Filing Fee $350.00

This form must be accompanied by appropriate fees.
CW1019121.1

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

____
Name of *surviving* entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

____

Name of *merging* entity, if applicable

____

Name of *merging* entity, if applicable

____

Name of *merging* entity, if applicable

____

Name of *merging* entity, if applicable

and, or:

____

Name of *surviving* entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article I of the Articles of Incorporation of Thrifty Printing Inc. is hereby amended to change the name from Thrifty Printing Inc. to "Anavex Life Sciences Corp".

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached; or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** ______________________________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

6) **Signatures – Must be signed by: An officer of each corporation whether or not for profit; all general partners of each limited partnership or limited-liability limited partnership; a manager of each a limited-liability company with managers or by one member if without managers; a trustee of a business trust; a managing partner of a limited-liability partnership; by one partner of a general partnership.* (if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):**

THRIFTY PRINTING INC.
Name of *merging* entity, if applicable

X | President | January 8, 2007
Signature | Title | Date

ANAVEX LIFE SCIENCES CORP.
Name of *merging* entity, if applicable

X | President | January 8, 2007
Signature | Title | Date

Name of *merging* entity, if applicable

Signature | Title | Date

Name of *merging* entity, if applicable

Signature | Title | Date

THRIFTY PRINTING INC.
Name of *surviving* entity, if applicable

X | President | January 8, 2007
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of the 8th day of January, 2007.

BETWEEN:

THRIFTY PRINTING INC., a Nevada corporation

("**Thrifty**")

AND:

ANAVEX LIFE SCIENCES CORP., a Nevada corporation

("**Anavex**")

WHEREAS:

A. Anavex is the wholly-owned subsidiary of Thrifty;

B. The board of directors of Thrifty and Anavex deem it advisable and in the best interests of their respective companies and shareholders that Anavex be merged with Thrifty, with Thrifty carrying on as the surviving corporation under the name "Anavex Life Sciences Corp."; and

C. The board of directors of Thrifty and Anavex have approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Anavex shall be merged with and into Thrifty in accordance with the applicable laws of the State of Nevada (the "**Merger**"). The separate existence of Anavex shall cease, and Thrifty shall be the surviving corporation under the name "Anavex Life Sciences Corp." (the "**Surviving Corporation**") and shall be governed by the laws of the State of Nevada.

1.2 Effective Date

The Merger shall become effective on the date and at the time (the "**Effective Date**") that:

(a) the Articles of Merger, in substantially the form annexed hereto as Exhibit A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b) after satisfaction of the requirements of the laws of the State of Nevada, as applicable.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Thrifty, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation.

1.4 Bylaws

On the Effective Date, the Bylaws of Thrifty, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of Thrifty immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors are duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. CONVERSION OF SHARES

2.1 Shares of Anavex

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Anavex issued and outstanding immediately prior to the Effective Date shall be cancelled.

3. EFFECT OF THE MERGER

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Anavex and Thrifty; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Anavex and Thrifty on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Anavex or Thrifty, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Anavex and Thrifty shall be preserved unimpaired, and all liens upon the property of Anavex or Thrifty shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

4. FURTHER ASSURANCES

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Anavex such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Anavex and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Anavex or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5. GENERAL

5.1 Abandonment

Notwithstanding any approval of the Merger or this Agreement by the shareholders of Anavex or Thrifty or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of Anavex and Thrifty.

5.2 **Amendment**

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Anavex and Thrifty.

5.3 **Governing Law**

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

5.4 **Counterparts**

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

5.5 **Electronic Means**

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

THRIFTY PRINTING INC.

Per: ______________________
Authorized Signatory

ANAVEX LIFE SCIENCES CORP.

Per: ______________________
Authorized Signatory

EXHIBIT A

To the Agreement and Plan of Merger between
Anavex and Thrifty

Articles of Merger

Filed in the Office of	Business Number C1543-2004
Dean Heller	Filing Number 20060341596-56
Secretary of State	Filed On 05/30/2006
State Of Nevada	Number of Pages 1

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:
Thrifty Printing Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
25,000,000 shares with a par value of $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
150,000,000 shares with a par value of $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
The corporation shall issue six (6) shares of common stock for every one (1) share of the common stock issued and outstanding immediately prior to the effective date of the forward stock split.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
No fractional shares shall be issued.

7. Effective date of filing (optional): 6/12/05

8. Officer Signature: [signature] Must not be later than 90 days after the certificate is filed
Signature
Title President

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

TOTAL P.28

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED #
C-1543-03
JAN 23 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	THRIFTY PRINTING INC.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500, Reno, NEVADA 89511 Street Address / City / Zip Code Optional Mailing Address / City / State / Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 25,000,000 Par value: $$0.001 Number of shares without par value: NONE
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)	1. T.L. SMITH Name 520 PIKE STREET, SUITE 2610, SEATTLE, WA 98101 Street Address / City / State / Zip Code 2. Name Street Address / City / State / Zip Code 3. Name Street Address / City / State / Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be:
6. **Names, Address and Signature of Incorporator:** (attach additional page if there is more than 1 incorporator)	T.L. SMITH Name Signature: T.L. Smith 520 PIKE STREET, SUITE 2610, SEATTLE, WA 98101 Address / City / State / Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. The Corporation Trust Company of Nevada By: [signature] 01/23/2004 Authorized Signature of R.A. or On Behalf of R.A. Company / Date JACK CASKEY, ASST VP

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 11/21/03

NV001 - 12/15/03 C T System Online

JAN-23-2004 13:35 CT SEATTLE